UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                      ________________________________

                                  FORM 8-K
                      ________________________________

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): December 13, 2006
                       ________________________________

                  HEIDRICK & STRUGGLES INTERNATIONAL, INC.
           (Exact name of registrant as specified in its charter)
                                 __________

          Delaware                    0-25837            36-2681268
   (State or other jurisdiction  (Commission File       (IRS Employer
        of incorporation)             Number)        Identification No.)

   233 South Wacker Drive, Suite 4200, Chicago, IL        60606-6303
     (Address of principal executive offices)             (Zip Code)

     Registrant's telephone number, including area code: (312) 496-1200

                                     N/A
       (Former name or former address, if changed since last report.)
                                 __________

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   / / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

   ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
   JEFFREY R. SCHERB SEPARATION AGREEMENT.

   On December 13, 2006, the Company entered into a Separation Agreement and General Release with Jeffrey R. Scherb, currently the Company's Chief Information Officer, Chief Operating Officer of the European







   Region and Head of Knowledge Management Center in India. Under this agreement, Mr. Scherb's last day of employment with the Company will be December 31, 2006 (the "Termination Date"). Mr. Scherb will receive a 2006 bonus payment of $210,000. He will also receive a severance payment in an amount equal to his base salary of $400,000 and his target bonus of $262,500, for a total of $662,500. In addition, Mr. Scherb will continue to receive (or, to the extent already paid, be entitled to retain) expatriate benefits, including reimbursement for his children's school fees and his housing expenses through July 2007, provided that in no event shall such amounts, together with moving expenses incurred in connection with his relocating to the US, exceed $219,530. The separation agreement provides that (i) all Company stock options granted to Mr. Scherb that are vested as of the Termination Date will continue to be exercisable for a period of sixty days after the Termination Date, (ii) all equity awards and stock options that are unvested as of the Termination Date will be forfeited, and (iii) six months after the Termination Date, the Company will pay Mr. Scherb (a) an amount equal to the market value as of the close of trading on December 29, 2006 of the portion of the forfeited equity awards (restricted stock) that would have been vested on the Termination Date if such awards had vested on a pro-rata daily basis, plus (b) with respect to the portion of the forfeited stock options that would have been vested on the Termination Date if such options had vested on a pro-rata daily basis, an amount equal to the difference between the market value as of the close of trading on December 29, 2006 of such stock and the aggregate exercise price under such options. The separation agreement provides for the execution of a General Release and Waiver by Mr. Scherb and sets forth other covenants in connection with the termination of his employment. For more complete information, please refer to the full text of the separation agreement which is attached to this Form 8-K as exhibit 99.01.

   ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

   Effective December 31, 2006, Mr. Scherb's employment as the Company's Chief Information Officer, Chief Operating Officer of the European Region and Head of Knowledge Management Center in India will terminate.

   ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   (c)  Exhibits.

   Exhibit
   Number    Description
   -------   -----------
   99.1      Separation Agreement and General Release between Jeffrey R.
             Scherb and Heidrick & Struggles International, Inc., dated as of December 12, 2006.







                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 HEIDRICK & STRUGGLES INTERNATIONAL, INC.
                                                (Registrant)


   Date: December 14, 2006
                                 By:  /s/ K. Steven Blake
                                      --------------------------------
                                 Name: K. Steven Blake
                                 Title:  Secretary & General Counsel